LEASE SCHEDULE                                       FINOVA CAPITAL CORPORATION
No. 4125.02A                                         311 SOUTH WACKER DRIVE
                                                     SUITE 4400
                                                     CHICAGO, ILLINOIS 60606

    The following described equipment and accessories are leased by Lessor to Lessee, on the terms specified in this Lease Schedule, subject to the terms and conditions of the Equipment Lease Number 4125 dated April 8, 1999.

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1.  DESCRIPTION OF EQUIPMENT: One (1) 8 x 40 Calumet Coach Model MMS-355P
    Self-Propelled Mobile Unit, VIN #44KFB628OWWZ16938.

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2.  SELLER:             Calumet Coach Company
                        -------------------------------------------------------
    SELLER'S ADDRESS:   2150 East Dolton Road, Calumet City, IL 60409
                        -------------------------------------------------------

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3.  TERM:               60 MONTHS             4.  SECURITY DEPOSIT:   N/A
                        -------------------                       --------------



5. RENTAL PAYMENTS: $2,875.88 per period for three (3) consecutive monthly rental periods; $3,954.34 per period for the next three (3) consecutive monthly rental periods; and $6,171.14 per period for the remaining fifty four
(54) consecutive rental periods.
    To each rental payment, when paid, shall be added the amount of any applicable sales or use tax.

6.  ADVANCE RENTALS:  $ 2,875.88  to be applied to the  FIRST  rental payments.
                        --------                       -------
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7.  EQUIPMENT LOCATION:  2240 Shelter Island Drive        San Diego
                         -----------------------------------------------------
                          (Street)                         (City)

                         San Diego                           CA
                         -----------------------------------------------------
                          (County)                         (State)

8.  LESSEE'S ADDRESS (if different than paragraph 7 above):

------------------------------------------------------------------------------
      (Street)         (City)          (State)          (Zip Code)

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9.  Other Provisions

- "Notwithstanding anything to the contrary in Equipment lease F4125 and provided Lessee is not in default thereunder, Lessee, upon giving Lessor ninety (90) days prior written notice, shall have a one time Option to Purchase not less than all the Equipment under this Lease at maturity of the base lease term for the then fair market value not to exceed twelve percent (12.00%) of the original equipment cost a paid by Lessor the Equipment and any other items or charges included in the Lease plus applicable sales taxes."

- FINOVA has the option to adjust its monthly payment consistent with increases in the five-year, fixed-rate cost of financing from the date of this Lease Schedule to delivery and acceptance of the Equipment. Upon acceptance of the Equipment, the monthly payment will become fixed for the entire term.
--------------------------------------------------------------------------------

The parties hereto have executed this Lease Schedule as of the 22nd day of December, 1999.

FINOVA CAPITAL CORPORATION                    MOBILE PET SYSTEMS, INC.
--------------------------                    --------------------------
Lessor                                         Lessee

By:                                       By:  /s/ Paul Crowe, CEO
    ------------------------------            ------------------------------
                   Title                                       Title

LEASE SCHEDULE                                       FINOVA CAPITAL CORPORATION
No. 4125.02B                                         311 SOUTH WACKER DRIVE
                                                     SUITE 4400
                                                     CHICAGO, ILLINOIS 60606

    The following described equipment and accessories are leased by Lessor to Lessee, on the terms specified in this Lease Schedule, subject to the terms and conditions of the Equipment Lease Number 4125 dated April 8, 1999.

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1.  DESCRIPTION OF EQUIPMENT: One (1) Siemens ECAT EXACT P.E.T. Scanner
    System as further itemized on the Equipment Schedule Addendum No. One attached hereto and made a part hereof.

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2.  SELLER:             Siemens Medical Systems, Inc.
                        -------------------------------------------------------
    SELLER'S ADDRESS:   186 Wood Avenue South, Iselin, NJ 08830
                        -------------------------------------------------------

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3.  TERM:               60 MONTHS              4.  SECURITY DEPOSIT:    N/A
                      -------------------                            -----------



5. RENTAL PAYMENTS: $13,124.12 per period for the three (3) consecutive monthly rental periods; $18,045.66 per period for the next three (3) consecutive monthly rental periods; and $28,162.11 per period for the remaining fifty four
(54) consecutive rental periods.

    To each rental payment, when paid, shall be added the amount of any applicable sales or use tax.

6.  ADVANCE RENTALS:  $ 13,124.12  to be applied to the  FIRST  rental payments.
                        ---------                       -------
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7.  EQUIPMENT LOCATION:  2240 Shelter Island Drive, Suite 110       San Diego
                         -----------------------------------------------------
                          (Street)                                   (City)

                         San Diego                           CA
                         -----------------------------------------------------
                          (County)                         (State)

8.  LESSEE'S ADDRESS (if different than paragraph 7 above):

------------------------------------------------------------------------------
      (Street)         (City)          (State)          (Zip Code)

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9.  Other Provisions

-   Addendum No. One attached hereon and made a part hereof.

- "Notwithstanding anything to the contrary in Equipment lease F4125 and provided Lessee is not in default thereunder, Lessee, upon giving Lessor ninety (90) days prior written notice, shall have a one time Option to Purchase not less than all the Equipment under this Lease at maturity of the base lease term for the then fair market value not to exceed twelve percent (12.00%) of the original equipment cost as paid by Lessor the Equipment and any other items or charges included in the Lease plus applicable sales taxes."

- FINOVA has the option to adjust its monthly payment consistent with increases in the five-year, fixed-rate cost of financing from the date of this Lease Schedule to delivery and acceptance of the Equipment. Upon acceptance of the Equipment, the monthly payment will become fixed for the entire term.
--------------------------------------------------------------------------------

The parties hereto have executed this Lease Schedule as of the 22nd day of December, 1999.

FINOVA CAPITAL CORPORATION                    MOBILE PET SYSTEMS, INC.
--------------------------                    ------------------------------
Lessor                                         Lessee

By:                                           By: /s/ Paul Crowe, CEO
    ------------------------------            ------------------------------
                   Title                                       Title

                               ADDENDUM NO. ONE
                                      TO
                         LEASE SCHEDULE NO. 4125.02B
                                   BETWEEN
                       FINOVA CAPITAL CORPORATION (LESSOR)
                                      AND
                        MOBILE PET SYSTEMS, INC. (LESSEE)

                      DATED THE 22ND DAY OF DECEMBER, 1999

                               EQUIPMENT SCHEDULE


ONE (1) SIEMENS ECAT EXACT P.E.T. SCANNER SYSTEM

The ECAT EXACT is a high-resolution positron emission tomography system for imaging biochemical processes and metabolism for whole body applications. The multi-detector ring system provides 3D acquisition and reconstruction in the static and dynamic modes.

The ECAT EXACT consists of a 47 image plane system with a 16.2 cm (6.4 in) field of view.

     High spatial slice resolution in transaxial and axial dimensions Three-dimensional display of organs with a large axial view
     Excellent volume sensitivity
     Fast acquisition and reconstruction of 64 x 64 and 128 x 128 matrices High-resolution, flicker free, color display monitor
     Unique block detector technology provides excellent temporal and energy resolution response
     Simultaneous data acquisition and image reconstruction for high patient throughput
     Retractable rotating rod source holders for quick and accurate attenuation correction. (Ge-68 is available in safe, solid form from recommended vendors)
     Water-cooled gentry for quiet operation
     Window-oriented operating software

The system consists of:

Whole Body Ring Detector Gantry:
     824 mm detector ring diameter
     56.2 cm gantry aperture
     16.2 cm (6.4 inch) axial field of view
     Nine laser lines for precise, reproducible patient positioning
     Dual operator controls on gantry for positioning from either side of patient
     Count rate monitor at gantry control panels
     Three integrated retractable transmission rod source holders which extend/retract from a lead housing under computer control for enhanced patient throughput and reduced radiation exposure

Patient Handling System:
     Low attenuation foam core carbon fiber pallet
     57 to 93 cm (22 to 36 inch) vertical motion range
     195 cm (77 inch) horizontal scan range
     Low attenuation head holder
     Maximum patient weight of 159 kg (350 lbs)

Data Acquisition/Processing and Storage Electronics:
     Image plane coincidence processor
     Real-time sorter (RTS) with 64 MB memory
     VME Bus acquisition controller
     1 Quad 1860 array processor
     SCSI (small computer system interface) adapter to the VME Bus
     2.0 GB Acquisition disk
     Ethernet interface to operator's console
     Sparc processor

                               ADDENDUM NO. ONE
                                      TO
                         LEASE SCHEDULE NO. 4125.02B
                                   BETWEEN
                       FINOVA CAPITAL CORPORATION (LESSOR)
                                      AND
                        MOBILE PET SYSTEMS, INC. (LESSEE)

                      DATED THE 22ND DAY OF DECEMBER, 1999

                               EQUIPMENT SCHEDULE

Operator's Console for Image Display and Analysis:
     UltraSPARC 60 1300 Workstation with 20 inch, high resolution monitor
     256 MB main memory
     1 x 4.2 GB, 1 x 9.0 GB Internal disk storage
     2.6 GB erasable optical storage system for archiving image data
     CD ROM drive (mounted in desktop storage unit)
     600 dpi laser printer
     Ethernet connection to data acquisition/processing and storage electronics 4mm DAT (digital audio tape) archive system, mounted in desktop storage unit
     UNIX operating system and utilities
     TCP/IP and network file system communication software
     Floppy drive
     ECAT Software version 7.1 features, including iterative reconstruction, segmented attenuation correction, and the whole body protocol

ECAT STANDARD SOFTWARE
Image Acquisition:
     Transmission scan allows accurate measurement of tissue attenuation correction coefficients
     Static emission scan
     Dynamic emission scan
     Acquisition protocols
     Image reconstruction and processing
     Wide variety of reconstruction filters
     Image size and displacement parameters
     Calculated or measured attenuation correction

Display Software:
     Window-oriented to allow simultaneous acquisition, reconstruction, data processing and image display
     Image zoom and magnification
     Multi-image static display
     Any oblique data re-orientation
     Cine mode display
     Multiple plane dynamic displays
     Region of interest and image profiles
     Image filtering, summing and arithmetic
     Regions of interest and image statistics
     Screen save/restore operations
     Image labeling with variable fonts and graphics
     Interactive color translation table operations
     Three-dimensional volume interactive data review (transverse, sagittal and coronal displays)

Utilities Software:
     Patient database
     Patient data archive
     Motion control
     System calibration
     System normalization
     Performance tests

                               ADDENDUM NO. ONE
                                      TO
                         LEASE SCHEDULE NO. 4125.02B
                                   BETWEEN
                       FINOVA CAPITAL CORPORATION (LESSOR)
                                      AND
                        MOBILE PET SYSTEMS, INC. (LESSEE)

                      DATED THE 22ND DAY OF DECEMBER, 1999

                               EQUIPMENT SCHEDULE

     System diagnostics

Educational Software:
     Multi-media educational package LPP (Let's Play PET) for use on separate Macintosh or ICON (not provided with system)

Systems Documentation (1 set):
     ECAT scanner software manual
     ECAT scanner hardware manual

     Water-cooled, whole-body gantry
     9216 Bismuth germanate (BGO) crystals
     16.2 cm (6.4 inch) axial field of view
     Simultaneous acquisition of up to 47 contiguous slices
     23 Interplane retractable septa for high axial resolution, high sensitivity, and minimum scatter to permit 3-D acquisition
     Full-body patient couch and head holder
     Data acquisition and electronics
     ECAT Software
     Operators console and peripherals

PRE-INSTALL KIT EXACT

ISOLATION TRANSFORMER (US)

Transformer for isolating ECAT power from line power

GANTRY AIR/WATER CHILLER (60HZ)

Closed system air/water chiller. Requires onsite chilled water. Requires siting in well-ventilated utility room.

ECAT EXACT INSTALLATION
Installation by the SMS PET Group is available.

PET APPLICATIONS TRAINING (PER DAY)

Operator's training for ECAT Scanners performed by applications specialist. Scheduling for training is available upon request.




FINOVA CAPITAL CORPORATION                    MOBILE PET SYSTEMS, INC.
----------------------------------            ------------------------------
Lessor                                         Lessee

By:                                           By: /s/  Paul Crowe,  CEO
    ------------------------------            ------------------------------
                   Title                                       Title

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